FREEPORT-MCMORAN COPPER & GOLD INC.



2nd Quarter 2004 Earnings Conference Call

James R. Moffett

Chairman of the Board

Richard C. Adkerson

President and
Chief Executive Officer

July 20, 2004

www.fcx.com

FCX
LISTED
NYSE

FREEPORT-MCMORAN COPPER & GOLD INC.



Cautionary Statement

This presentation contains forward-looking statements in which we discuss factors we believe may affect our performance in the future. Forward-looking statements are all statements other than historical facts, such as statements regarding estimated anticipated sales volumes, projected unit production costs, projected operating cash flows, the impact of copper and gold price changes, the impact of changes in deferred intercompany profits on earnings and statements regarding FCX's liquidity. Accuracy of the projections depends on assumptions about events that change over time and is thus susceptible to periodic change based on actual experience and new developments. FCX cautions readers that it assumes no obligation to update or publicly release any revisions to the projections in this press release and, except to the extent required by applicable law, does not intend to update or otherwise revise the projections more frequently than quarterly. This press release includes forward looking statements regarding resources and mineralization. The resources and mineralization described in this press release will not qualify as reserves until comprehensive engineering studies establish their economic feasibility. Accordingly, no assurance can be given that the estimated resources and mineralization will become proved and probable reserves. Additionally, important factors that might cause future results to differ from these projections include industry risks, commodity prices, Indonesian political risks, weather-related risks, currency translation risks and other factors described in FCX's Annual Report on Form 10-K for the year ended December 31, 2003, filed with the Securities and Exchange Commission.

This presentation also contains certain financial measures such as net cash production costs per pound of copper and cathode cash production costs per pound of copper. As required by Securities and Exchange Commission Regulation G, reconciliations of these measures to amounts reported in FCX's consolidated financial statements are provided in the attachments to this press release.

FCX LISTED NYSE

Grasberg Pit

High-Grade Ore Areas

July 2004

Reinitiated mining 5S in 2Q



Pushback 5S

Bottom of the Pit



Pushback 6S

South Side of Pit

Well-Established in 6S

Safe Access to Key High-Grade Ore Areas

Grasberg Pit
Pushback 7S

October 9, 2003



4000
3955
3970
3985
3850
3835

July 17, 2004



4000
3955
3970
3985
3850
3835

- *Continued progress in 2Q (5 million t, 45 meters)*
- *Removed 30 million t since October, area = 165 meters high x 250 meters wide*
  55-story building x 2½ Football Fields


7S
6S

Grasberg Pit
South Highwall (Looking South)
July 2004

Grasberg Pit -- Close-up of South Wall

July 2004


7S
Benches
High Grade
Ore Areas
6S
Access
to 6S

Grasberg Pit – North Highwall (Looking Northeast)

July 2004


Benches
6N

Improved Slope Conditions by Reshaping Section of Displaced Material

Grasberg Open Pit
Overview of Mine Plan

- **Safety continues to be top priority**
- **On-going technical studies being incorporated into long-range mine plans**
- **Continue to optimize the mine plan to maximize operations' NPV**
- **Modifications to the timing of ore access during 2006-2008 reflect changes in mine sequencing**
- **No significant changes in total 2004-2008 metal production**
- **Design allows mining of certain high-grade underground reserves through the open pit**

Grasberg Open Pit

Adjustments to Five-Year & Long-Range Mine Plan


8N
6N
6S
5S
7S
8S/9S
N

Pit Pushbacks

- No significant change to 5S & 6S, current high-grade ore areas
- Accelerated mining in 6N
- Additional stripping on 7S to improve geometry at limestone contact
- Modified sequence in 8N to accelerate development of NE sector in limestone
- Pushed back SW corner of pit

Grasberg Pit Geology


N
2003
Legend
Competent Intrusives
Intrusives/Volcanics
Limestone



Grasberg Pit Geology
N
2010
Legend
Competent Intrusives
Intrusives/Volcanics
Limestone

Grasberg Pit Geology


N
2015
Legend
Competent Intrusives
Intrusives/Volcanics
Limestone

Accelerated Lay-back in Limestone
Year-End 2005

THE STRENGTH OF OUR METALS


A
B
4200
4000
3800
3600
3400
3200
3000
Accelerated Layback in NE Sector
Previous Plan
Current Plan
Intrusives/ Volcanics
Limestone
Limestone
Current
Competent Intrusives
8N
6N
6S
5S
7S
N

Grasberg Open Pit Cross-Section
Final Pit (Year-end 2015)


A
B
Legend
0.40 – 0.99 % Eq Cu
1.00 – 2.99 % Eq Cu
3.00 – 4.99 % Eq Cu
> 5.00 % Eq Cu
Pushed back of SW corner
Additional Material Mined
Over Life of the Pit
20MM t Ore
80MM t Overburden
Previous Plan
Current Plan
Current
Final Pit Bottom
30 m deeper
(2 more benches)
4200
4000
3800
3600
3400
3200
3000
2800

Grasberg Pit Stripping Ratio

THE STRENGTH OF OUR METALS


Stripping Ratio*
(2004-2015)
2.03x Previous Plan
2.06x Current Plan
1990-2003
2.68 Stripping Ratio
1.68 billion t Waste
0.63 billion t Ore
Year-end 2003 Pit
2004-2015
2.06 Stripping Ratio
1.66 billion t Waste
0.81 billion t Ore
Year-end 2015 Pit (Final Pit)

* ore mined from Grasberg will depend on plan changes to maximize NPV of the development of total reserves
includes DOZ in overall development plan at 35K t/d (50K expansion would result in a higher Grasberg stripping ratio)

Grasberg Pit Stripping Ratio

THE STRENGTH OF OUR METALS



Stripping Ratio*
(2004-2015)
2.03x Previous Plan
2.06x Current Plan
Stripping Ratio
2004-2015 Average SR
Overburden
Ore
Mining Rate
Mining Rate (000's t/d)
Stripping Ratio
800
600
400
200
0
4.0
3.0
2.0
1.0
0.0
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015

* ore mined from Grasberg will depend on plan changes to maximize NPV of the development of total reserves includes DOZ in overall development plan at 35K t/d (50K expansion would result in a higher Grasberg stripping ratio)

Deep MLZ Exploration

Drill Hole TE-11


Project Location Map
(Geology at 3,000m Elevation)
TE-11 Section Line
Marble
Skarn
Diorite

- 250 million metric ton target under MLZ reserves
- Completed 37,000-meter, 65-hole drilling program and extended program to include an additional 9,000 meters
- Mineralized zones in 46 holes:
  - average length of 322 meters at 1.9% CuEq
  - interval lengths and grades ranging from 24 to 737 meters and 0.41% to 7.11% CuEq


Cross Section
DOZ Reserve
MLZ Reserve
Deep MLZ Target
Te
(Ertsberg Diorite)
Skarn
Tk
Ts
Tf
Tw
% Cu Equiv.
0.00
0.00 to 0.25
0.25 to 0.60
0.60 to 1.00
1.00 to 2.00
2.00 to 5.00
5.00 to 10.00
more than 10.0
awaiting assay

MLZ & Deep MLZ

THE STRENGTH OF OUR METALS


Looking Northeast
ESZ*
DOZ*
MLZ*
160 million metric tons
Deep MLZ Target**
250 million metric ton Target
"Bolt"
MLZ Deep
onto MLZ
Looking Northwest
ESZ
DOZ
MLZ
Deep
MLZ

Exploration Drives the Mine Plan

Potential 400 million Metric Ton Single-Level Block Cave

* included in year-end 2003 reserves

** potential target only and not in reserves

NOTE: MLZ reserve and Deep MLZ target tonnages are aggregate (including our joint venture partner's share)

2nd Quarter 2004 Highlights

THE STRENGTH OF OUR METALS

- Established Safe Access in Open Pit to High Grade Ore
- Resumed Normal Milling Operations In June
- Sold 205MM lbs of Copper and 351,000 ozs of Gold
- Completed Major Maintenance Turnaround at Atlantic Copper
  - Impacted 2Q Net Income by Approximately $35 Million (20¢ per Share), $40 Million YTD (21¢ per Share)
- Exploration Drilling in the "Deep MLZ" Underground Target Yielded Positive Results
- Purchased 3.4 Million Shares of FCX Stock for $99.5MM
  - 173.8MM Shares Outstanding (178.5MM Upon Conversion of Remaining 8¼% Notes)

Positive Outlook for 2nd Half 2004 and 2005

THE STRENGTH OF OUR METALS

- **Copper and Gold Sales Expected to be More Than Double First Half**

	1st Half 2004	2nd Half 2004e	2004e	2005e
Copper (MM lbs)	310	690	1,000	1,500
Gold (M ozs)	475	1,020	1,495	2,900
Net Cash Costs (per lb)(1)	67¢	24¢	38¢	-4¢

- **At Current Prices of $1.30 Copper and $400 Gold, Operating Cash Flows Expected to Total Approximately $1.5 Billion Over Next 18 Months (2)**

(1) Based on copper price of $1.30 per pound and gold price of $400 per ounce for the second half of 2004 and 2005.

(2) Each 10¢ change in copper would impact this estimate by approximately $110 MM, and each $25/oz change in gold would have an approximate $50 MM impact.

e = estimate. Amounts are projections; see cautionary statement.

LME & COMEX Exchange Stocks

THE STRENGTH OF OUR METALS



LME Copper Price
LME & COMEX Exchange Stocks
000's Metric Tons
Cents Per Pound
1,400
1,200
1,000
800
600
400
200
0
160
140
120
100
80
60
40
20
1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004

Current Stocks Below 200K Metric Tons

- LME and Comex Stock Down Over 500K Metric Tons (75%) Since 12/31/03
- Reduction in 2Q04 Exceeds Current Level of Stocks

2004 Outlook
Quarterly Payable Metal Sales

THE STRENGTH OF OUR METALS

PT-FI's share of Copper
1.0 billion pounds



Pounds in millions
500
400
300
200
100
0
105
205
260
430
1Q04
2Q04
3Q04
4Q04
Estimate

PT-FI's share of Gold
1.5 million ounces



Ounces in thousands
700
600
500
400
300
200
100
0
124
351
360
660
1Q04
2Q04
3Q04
4Q04
Estimate

Mine Plan Adjustments

- Recent Technical Studies Incorporated in Long-Rage Plans
- Ongoing Process – Will Continue to Optimize to Maximize NPV
- Comparison of Current Plan to Previous Plan

PT-FI's Share:

	2004	2005	2006	2007	2008
Copper *(in billions)*	--	--	--	(0.3)	0.2
Gold *(in millions)*	--	--	(0.2)	(0.4)	0.6

- Changes Provide Opportunity to Accelerate Mining of 20 Million Tons from Underground

PT-FI Mine Plan
PT-FI's Share of Metal Sales, 2004e-2008e

THE STRENGTH OF OUR METALS



Copper, billion lbs
Gold, million ozs
2004e – 2008e PT-FI Share
Total: 6.6 billion lbs
Annual Average: 1.3 billion lbs
2004e – 2008e PT-FI Share
Total: 11.0 million ozs
Annual Average: 2.2 million ozs
1.0
1.5
1.5
2.9
1.4
1.9
1.1
1.9
1.6
2.8
2004e
2005e
2006e
2007e
2008e

e = estimate. Amounts are projections; see cautionary statement.
Note: Timing of annual sales will depend upon mine sequencing, shipping schedules and other factors.

Average Net Unit Cash Costs at Various Gold Prices


(¢ per payable pound)
2004
2005
2-Year Weighted Average
@ $400 Gold= 13¢/lb
48¢
43¢
38¢
33¢
28¢
15¢
5¢
-4¢
-14¢
-23¢
Second Half 2004 Gold Price
$300
$350
$400
$450
$500
$300
$350
$400
$450
$500

NOTE: Based on copper and gold sales of 1.0 billion lbs and 1.5 million ozs for 2004 (includes actuals for 1st half and estimate for 2nd half at various prices), and 1.5 billion lbs and 2.9 million ozs for 2005. Quarterly unit costs will vary significantly with quarterly metal sales volumes. Royalties are based on copper price of $1.30 per pound for the second half of 2004 and 2005. A 10¢ change in copper prices in 2005 would have a 0.4¢ impact per pound.

Unit Production Costs

THE STRENGTH OF OUR METALS

(per pound of copper)

Cash Unit Costs	1st Half 2004	2nd Half 2004e (1)	2004e (2)	2005e (3)
Site Production & Delivery	104¢	61¢	75¢	50¢
Royalties (4)	4	4	4	6
Treatment Charges	22	19	20	19
Gold/Silver Credits	(63)	(60)	(61)	(79)
Net Cash Unit Costs	67¢	24¢	38¢	(4)¢

(1) Unit costs will be higher in 3Q04 than 4Q04 because of fixed nature of costs. Assumes $400 gold prices.

(2) Estimate based on 1.0 billion pounds of copper and on 1.5 million ounces of gold with average pricing of $400 gold for balance of 2004.

(3) Estimate based on 1.5 billion pounds of copper and on 2.9 million ounces of gold with average pricing of $400 gold for 2005.

(4) Royalties are based on copper price of $1.30 per pound for the second half of 2004 and 2005. A 10¢ change in copper prices in 2005 would have a 0.4¢ impact per pound.

NOTE: Amounts above are projections. See Cautionary Statement.

Strong Cash Flow Generator – Operating Cash Flow
Model Results – 2005e – 2007e Annual Averages

THE STRENGTH OF OUR METALS

($ in millions, except copper and gold prices)



Copper Sensitivities with $400 Gold
Gold Sensitivities with $1.00 Copper
Operating Cash Flows
$1,000
$800
$600
$400
$200
$0
$0.90
$1.15
$1.40
$400
$350
$400
$450
$1.00

NOTE: Annual operating cash flows are averages (years 2005e – 2007e) and exclude working capital sources or uses. Year-to-year actual results will vary depending upon many factors including timing of metal mined and performance of smelter operations. Using copper and gold prices of $1.30/$400, 2004 cash flows would approximate $215 million (net of working capital changes), and 2005 cash flows would exceed $1.1 billion and average approximately $800 million for the 2005 – 2007 period.

e = estimate. Amounts are projections; see cautionary statement

Commodity Price Sensitivities
FCX Earnings & Cash Flow Annual Impacts

THE STRENGTH OF OUR METALS



+$25/oz
Gold
15¢
$28
+10¢/lb
Copper
36¢
$65
Impact Per Share* (¢/share)
Impact ($ millions)

** EPS based on 178.5 million shares outstanding. (Assumes conversion of remaining 8¼% notes.)*

Note: Assumes average annual sales of 1.3 billion lbs. copper and 2.2 million ozs. gold.

FCX Capital Expenditures*

THE STRENGTH OF OUR METALS


($ in millions)
AC & Other
PT-FI
$165
$150
$135
$125
$135
$120
$120
$110
$130
$115
2004e
2005e
2006e
2007e
2008e

e = estimate. Amounts are projections; see cautionary statement

** Excludes potential project to increase DOZ output to 50,000 TPD on sustained basis.*

Debt Maturities
Model -- Excluding 8¼% Convertible Notes

THE STRENGTH OF OUR METALS

($ in millions)

Total Debt @ 6/30/04	$2,111
Remaining 2004 Debt Maturities	($42)
8¼% Convertible Notes [1]	($66)
Less Cash @ 6/30/04	($300)
Total After Cash	$1,703



$1,200
$900
$600
$300
$0
$78
$297
FCX PRC[2]
$99
$49
$47
$510
10⅛% Senior Notes
$578
7% Conv. Notes
Convert price: $30.87 per share
$345
2005
2006
2007
2008
2009
2010
2011
Thereafter
Infrastructure, Including Equip
Atlantic Copper
Senior Notes
Convertible Notes
Commodity Preferred

[1] Remaining 8¼% convertible senior notes called in June 2004 have a conversion price of $14.30/share. We expect bonds to convert into 4.7MM common shares.

[2] Commodity preferred maturity is based on book value.

THE STRENGTH OF OUR METALS

2005e – 2007e Average Annual Cash Flow After Capital Expenditures


($ in millions, except copper and gold prices)
Cash Dividend for 5½% Preferred
$800
$600
$400
$200
$0
Copper Sensitivities with $400 Gold
Gold Sensitivities with $1.00 Copper
Available for additional debt reduction/ shareholder returns*
Current Annual Dividend of $0.80/share
$0.90
$1.15
$1.40
$350
$400
$450
$400
$1.00
Excess Cash 3-Yr Total (in billions)
$0.5
$1.0
$1.6
$0.5
$0.7
$0.9

* Includes PT-FI 9.4% minority interest distributions

Summary

THE STRENGTH OF OUR METALS

- Important Operational Achievements in First Half
- Well-positioned With Long-lived Reserves
- Positive Long-term Outlook